Exhibit 10.2

  SECURITY AGREEMENT

SECURITY AGREEMENT, (this “Agreement”) made this ____ day of __________ 2010, by and between Cleartronic, Inc., a Florida Corporation, (“CLRI”) in favor of   ____________ (the “Lender”) who in connection with a secured promissory note issued or to be issued to the Lender by CLRI on the date hereof (the “Note”).

W I T N E S S E T H:

WHEREAS, CLRI has agreed to grant the rights hereinbelow described to the Lender as an inducement to make the loan evidenced by the Note (the “Loan”); and

WHEREAS, the execution of this Agreement is a condition to the making of the Loan;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

Section 1.  Security Interest.

(a)

As security for the due and punctual payment of the Obligations (as hereinafter defined), CLRI hereby grants to the Lender a security interest in the assets of CLRI described in Exhibit A hereto (collectively, the “Collateral”).

(b)

This Agreement secures the payment and performance of all obligations of CLRI to the Lender pursuant to the Note, including interest thereon, and related documents whenever and however arising, whether direct or indirect, absolute or contingent, and whether the same may now be or hereafter become due from CLRI or the executors, administrators, successors or assigns of CLRI, including the cost of protest and collection, including reasonable attorney’s fees (all of the foregoing being collectively referred to as the “Obligations”). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute all or part of the Obligations and would be owed by CLRI to the Lender but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving CLRI.

Section 2.  Representations and Warranties of CLRI.

CLRI hereby represents and warrants, as of the date hereof and for so long as there exists any outstanding Obligations that:

(a)

CLRI is the legal and equitable owner of the Collateral free and clear of all liens of every kind and nature ;

(b)

CLRI has good right and lawful authority to grant a security interest in the Collateral in the manner hereby done or contemplated;

(c)

there are no actions or proceedings, pending or to the knowledge of CLRI, threatened, against or affecting CLRI before any governmental authority or arbitrator which if determined adversely to CLRI would have a material adverse effect on CLRI’s interest in the Collateral;

(d)

no consent or approval of any person, entity, governmental body or regulatory authority, or of any securities exchange, is necessary to the validity of the rights of the Lender created hereunder;

(e)

the execution and delivery by CLRI of, and performance of its obligations under, this Agreement does not contravene any applicable law or any contractual restriction binding upon CLRI, will not result in CLRI being in default under any provision of any of the agreements to which CLRI or to which the Collateral is subject, and does not result in or require the creation of any lien upon any of the Collateral;

(f)

this Agreement constitutes the legal, valid and binding obligation of CLRI and is enforceable against CLRI in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditor's rights generally;

(g)

CLRI has been duly formed and is validly existing under the laws of the State of Florida;

(h)

CLRI has not assigned, pledged or granted a security interest in, or otherwise encumbered, any of its right, title or interest in, the Collateral in favor of any person or entity other than CLRI or the Lender, and no person has asserted any claim, colorable or otherwise, to any ownership, equitable or beneficial, therein;

(i)

CLRI shall warrant, preserve, maintain and defend, at its sole expense, the right, title and security interest of the Lender in and to the Collateral against the claims and demands of all persons whomsoever;

(j)

the rights and interests in the Collateral being granted and assigned hereunder constitute valid and subsisting rights and interests therein;

(k)

CLRI has received no notice that it is in default of any material contractual or other obligations; and

(l)

CLRI is not the subject of any proceeding that would result in its dissolution,  by operation of law or otherwise, and there are no facts or circumstances that exist which, with the passage of time or giving of notice, would result in the dissolution of CLRI;

(m)

CLRI has not agreed, whether in writing or otherwise, to sell, convey, transfer, alienate, assign, pledge, hypothecate, grant a security interest in or encumber its interest in the Collateral, other than the Permitted Liens;

Section 3.  Covenants of CLRI.

CLRI covenants and agrees as follows:

(a)

CLRI will execute financing statements provided by the Lender and take such further actions as may be necessary or convenient to perfect the Lender’s security interest in the Collateral, all as the Lender shall reasonably request;

(b)

CLRI will keep the Collateral free of liens, security interests and encumbrances, other than the Permitted Liens;

(c)

CLRI will promptly pay and discharge any and all taxes, levies and other impositions on or with respect to the Collateral, except those being contested in good faith, and shall do all acts necessary to preserve and maintain the value thereof; and

(d)

CLRI will promptly comply with all laws, ordinances and regulations of all governmental authorities applicable to the use or ownership of the Collateral.

Section 4.  Preservation of Collateral.

CLRI or the Lender may, from time to time, at its option, perform any obligation to be performed by the CLRI hereunder that CLRI shall fail to perform and take any other action that the CLRI or Lender may deem necessary for the maintenance or preservation of any of the Collateral or its security interest in the Collateral or any other interest therein.  All moneys advanced by CLRI or Lender in connection with the foregoing, together with interest at a rate of ten percent (10%) per annum, shall be repaid by CLRI thereto upon the demand, and shall be secured hereby prior to any other indebtedness or obligation secured hereby; but the making of such advance by CLRI or Lender shall not relieve CLRI of any default hereunder until the full amount of the Obligations is repaid to the Lender and such default is otherwise cured.  The rights granted under this Section 4 shall be in addition to any other rights or remedies to which Lender may be entitled on account of default.

Section 5.  Events of Default.

CLRI shall be in default under this Agreement upon:

(a)

the occurrence of any event of default under the Note or this Agreement;

(b)

the filing of any document, pleading or instrument reasonably indicating the inability of CLRI to pay its debts when due, including, without limitation, the filing of a voluntary or involuntary petition in bankruptcy;

(a)

the dissolution, liquidation or other termination of CLRI’s existence; or

(b)

the commencement of foreclosure, whether by judicial proceeding, self-help, repossession, or any other method by any creditor of CLRI against any of the Collateral; provided, however, such proceedings shall not be an event of default if CLRI promptly disputes such proceedings in good faith and provides adequate reserve for the eventuality of any loss of Collateral.

Section 6.  Remedies.

From and after that date which is ten calendar days after written notice from the Lender to CLRI that CLRI is in default under the terms of this Agreement or CLRI is in default under the Note or any other agreement relating thereto and such default is continuing after the expiration of such ten day period, in addition to any other rights which may be available to the Lender at law or in equity, the Lender may, at its option:

(a)

declare the Note immediately due and payable without demand or notice;

(b)

to the extent permitted by applicable law, sell, transfer or otherwise deal with or dispose of the Collateral in its own name or in that of CLRI including, without limitation, sale of the Collateral at public auction or by private sale; or

(c)

exercise any and all rights or remedies granted to secured creditors under the provisions of the Uniform Commercial Code.

Section 8.   Termination of Security.

This Agreement shall terminate upon satisfaction in full of the Obligations. Within ten days subsequent to such satisfaction, the Lender shall deliver to CLRI any Collateral or proceeds thereof then in the possession of the Lender and the Lender shall file termination statements or take such other actions as may be reasonably requested by CLRI to evidence the release of its lien and security interest in the Collateral.

Section 9.  Miscellaneous.

(a)

Each right, power and remedy herein specifically given to the Lender or CLRI or otherwise existing shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity, or otherwise; and each right, power and remedy, whether specifically herein given or otherwise existing, may be exercised from time to time as often and in such order as may be deemed expedient by the Lender or CLRI, and the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy.  No delay or omission by CLRI or the Lender in the exercise of any right or power, or in the pursuance of any remedy, shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of CLRI or to be an acquiescence therein.  No waiver by CLRI or the Lender of any breach or default by CLRI under this Agreement shall be deemed a waiver of any other previous breach or default or any other previous breach or default or any thereafter occurring.

(b)

This Agreement shall be binding upon and inure to the benefit of CLRI and the Lender, and their respective successors and assigns, except that CLRI may not assign or transfer its rights hereunder without the prior written consent of the Lender.

(c)

Upon the occurrence of a default under this Agreement, CLRI does hereby constitute the Lender, its successors and assigns, as CLRI’s true and lawful attorney, irrevocably, with full power (in the name of CLRI or otherwise) to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for money due and to become due under to arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings that CLRI or the Lender may deem to be necessary or advisable.

(d)

Any notice required or permitted to be given hereunder shall be given in writing and shall be deemed effective upon delivery thereof addressed as follows:

If to CLRI:

Cleartronic, Inc.

7999 North Federal Highway

Suite 401

Boca Raton, Florida 33487

(Attention: Chief Executive Officer)

If to Lender:

________________________________________

________________________________________

________________________________________

________________________________________

or to such other address of which notice is duly given to the other parties.

(e)

CLRI waives any right that it may have to require the Lender to proceed against any other entity or individual, or proceed against or exhaust any other security, or pursue any other remedy the Lender may have.

(f)

If any provision of this Agreement, shall be adjudged by a court to be invalid or unenforceable, CLRI acknowledges and agrees that all other provisions of this Agreement shall remain valid and enforceable in all respects against CLRI.

(g)

No default shall be waived by the Lender except in writing, and the waiver of any one right under this Agreement shall not operate as a waiver of any other right.

(h)

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida without giving effect to its conflicts of laws, rules or principles. Any suit, action or proceeding with respect to this Agreement shall be brought in the courts in Palm Beach County  in the State of Florida or in the United States District Court for the Southern District of Florida. The parties hereto hereby accept the exclusive jurisdiction of those courts for the purpose of any such suit, action or proceeding. The parties hereto hereby irrevocably waive, to the fullest extent permitted by law, any objection that any of them may now or hereafter have to the laying of venue of any suit, action or proceeding rising out of or relating to this Agreement or any judgment entered by any such court in respect thereof and hereby further irrevocably waive any claim that any suit, action or proceeding brought therein has been brought in an inconvenient forum.

(i)

This Agreement contains the entire understanding between the parties hereto and supersedes any other agreements or understandings between the parties hereto with respect to the transactions contemplated herein.  This Agreement may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

(j)

this Agreement may be executed in one or more counterparts, all of which taken together shall constitute one agreement.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Cleartronic, Inc.

By:

Lender

_________________________________________

EXHIBIT A

DESCRIPTION OF THE COLLATERAL

All intellectual property of CLRI including patents pending.